Financial Results Q1 2025 April 24, 2025 Exhibit 99.2

Presentation title on one to three lines This presentation includes “forward-looking” statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “guidance,” “outlook,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could,” and similar expressions are intended to identify forward-looking statements. All statements other than statements of historical facts included in this presentation are forward-looking statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company's control. Important factors that could cause actual results to differ materially from the Company’s expectations include: existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; reduced demands or prices for biofuels, biogases or renewable electricity; global demands for grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand, reduced volume due to government regulations affecting animal production or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat, used cooking oil, protein or collagen (including, without limitation, collagen peptides and gelatin) finished product prices; changes to government policies around the world relating to renewable fuels and greenhouse gas (“GHG”) emissions that adversely affect prices, margins or markets (including for the DGD Joint Venture), including programs like renewable fuel standards, low carbon fuel standards (“LCFS”), renewable fuel mandates and tax credits for biofuels, or loss or diminishment of tax credits due to failure to satisfy any eligibility requirements, including, without limitation, in relation to the blender tax credit or the Clean Fuels Production Credit (“CFPC”); climate related adverse results, including with respect to the Company’s climate goals, targets or commitments; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives or products which do not meet specifications, contract requirements or regulatory standards; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or “BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the U.S. or elsewhere, such as the outbreak of African Swine Fever in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the COVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and a decline in margins on the products produced by the DGD Joint Venture; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections by foreign countries; tax changes, such as global minimum tax measures, or issues related to administration, guidance and/or regulations associated with biofuel policies, including CFPC, and risks associated with the qualification and sale of such credits; difficulties or a significant disruption (including, without limitation, due to cyber-attack) in the Company’s information systems, networks or the confidentiality, availability or integrity of our data or failure to implement new systems and software successfully; risks relating to possible third-party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write- offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere, including the Russia-Ukraine war and the Israeli-Palestinian conflict and other associated or emerging conflicts in the Middle East; uncertainty regarding the exit of the U.K. from the European Union; uncertainty regarding any administration changes in the U.S. or elsewhere around the world, including, without limitation, impacts to trade, tariffs and/or policies impacting the Company (such as biofuel policies and mandates); and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, inflation rates, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this report or negatively impact the Company’s results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. For more detailed discussion of these factors and other risks and uncertainties regarding the Company, its business and the industries in which it operates, see the Company’s filings with the SEC, including the Risk Factors discussion in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2024. The Company cautions readers that all forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of changes in circumstances, new events or otherwise.

Q1 2025 Financial Highlights (unaudited) 3 Total Net Sales $1,380.6 million Net Loss $(26.2) million EPS Diluted $(0.16) Debt Paydown $146.2 million Diamond Green Diesel Dividends Received $129.5 million Common Stock Repurchased $35 million Combined Adjusted EBITDA* $195.8 million Segment Income/(Loss)* Combined Adjusted EBITDA* Feed Ingredients Segment $23.6 million $110.6 million Food Ingredients Segment $41.4 million $70.9 million Fuel Ingredients Segment ($20.9) million $24.2 million *See reconciliation of segment income/(loss) to (Non-GAAP) Combined Adjusted EBITDA (by segment) in each of the respective segment slides.

Q1 2025 Earnings 4 * Unaudited (1) Includes Darling’s share of DGD EBITDA (2) Per Bank Covenant In millions, except per share Q1-2025* Q1-2024* % variance Total Net Sales $1,380.6 $1,420.3 (2.8%) Gross Margin $311.4 $303.6 2.6% Gross Margin % 22.6% 21.4% 5.6% Net Income/(Loss) ($26.2) $81.2 (132.3%) EPS Diluted (0.16)$ $0.50 (132.0%) Combined Adjusted EBITDA In millions Feed $110.6 $106.8 3.6% Food $70.9 $61.7 0.1 Fuel (1) $24.2 $133.1 29.1% Corporate ($9.9) ($21.5) 54.0% Total combined adjusted EBITDA $195.8 $280.1 (30.1%) Q1-2025* Q1-2024* % variance As of As of 3/29/2025* 12/28/2024 Cash and cash equivalents $ 81 $ 76 Revolver availability $ 1,272 $ 1,160 Total debt $ 3,921 $ 4,042 Net debt $ 3,840 $ 3,966 Preliminary leverage ratio (2) 3.33X 3.93X Balance Sheet In millions, except ratio data

Combined Adjusted EBITDA (in millions, unaudited) 5 $280.1 $273.6 $236.7 $289.5 $195.8 0 50 100 150 200 250 300 350 1Q24 2Q24 3Q24 4Q24 1Q25 Combined Adjusted EBITDA Global Ingredients DGD 53.7%34.5% 11.8% Q1 2025 % of Total Combined Adjusted EBITDA by Segment Feed Food Fuel

Feed Segment 6 • Global raw material volumes are steady and expected to improve • Higher fat pricing flowed through in March, and continues to improve, driven by the renewable fuels market, – Anticipating RVO growth and implementation of California’s Low Carbon Fuel Standard • Tariffs are supportive to higher fat prices, but pose a slight headwind to specialty protein prices • March run-rate suggests stronger Q2 performance and supports full-year guidance *Unaudited US$ (in thousands) Q1 2025* Q1 2024* Total net sales $ 896,283 $ 889,848 Cost of sales and operating expenses 714,015 705,769 Gross margin 182,268 184,079 Loss on sale of assets 115 132 Selling, general and administrative expenses 71,571 77,138 Change in fair value of contingent consideration 5,441 (25,249) Depreciation and amortization 84,130 87,569 Segment operating income $ 21,011 $ 44,489 Equity in net income of other unconsolidated subsidiaries 2,628 2,310 Segment income $ 23,639 $ 46,799 Segment Adjusted EBITDA (Non-GAAP) $ 110,582 $ 106,809 DGD Adjusted EBITDA (Darling's Share) (Non-GAAP) — — Combined Adjusted EBITDA (Non-GAAP) $ 110,582 $ 106,809 Raw material processed (mmts) 3.1 3.1

Feed Segment Reconciliation of Net Income/(Loss) to (Non-GAAP) Segment Adjusted EBITDA 7 *Unaudited ** When presented by Segment, no adjustments are necessary to reconcile Segment Income to Net Income/(Loss) for the Feed Segment. US $ (in thousands) Q1 2025* Q1 2024* Segment income** $ 23,639 $ 46,799 Change in fair value of contingent consideration 5,441 (25,249) Depreciation and amortization 84,130 87,569 Equity in net income of other unconsolidated subsidiaries (2,628) (2,310) Segment Adjusted EBITDA (Non-GAAP) $ 110,582 $ 106,809

Food Segment 8 • Collagen peptides have regained strength, and demand for Darling Ingredients’ library of collagen products is strong • Nextida GC, new collagen peptide that targets post-meal glucose spike, is gaining momentum • Anticipate continued performance improvement throughout the year *Unaudited US $ (in thousands) Q1 2025* Q1 2024* Total net sales $ 349,240 $ 391,282 Cost of sales and operating expenses 246,781 298,145 Gross margin 102,459 93,137 (Gain)/Loss on sale of assets 55 (294) Selling, general and administrative expenses 31,472 31,744 Depreciation and amortization 29,562 28,868 Segment operating income $ 41,370 $ 32,819 Segment income $ 41,370 $ 32,819 Segment Adjusted EBITDA (Non-GAAP) $ 70,932 $ 61,687 DGD Adjusted EBITDA (Darling's Share) (Non-GAAP) — — Combined Adjusted EBITDA (Non-GAAP) $ 70,932 $ 61,687 Raw material processed (mts) 330,000 300,000

Food Segment Reconciliation of Net Income/(Loss) to (Non-GAAP) Segment Adjusted EBITDA 9 *Unaudited ** When presented by Segment, no adjustments are necessary to reconcile Segment Income to Net Income/(Loss) for the Food Segment. US $ (in thousands) Q1 2025* Q1 2024* Segment income** $ 41,370 $ 32,819 Depreciation and amortization 29,562 28,868 Segment Adjusted EBITDA (Non-GAAP) $ 70,932 $ 61,687

Fuel Segment 10 • $129.5 million in cash dividends from Diamond Green Diesel • Transitioned from the blender’s tax credit to the producer’s tax credit, effective Jan. 1, 2025 • Interest in sustainable aviation fuel strong; premium and volumes meet expectations • Operating to maximize margins while market awaits clarity on RVO and California LCFS • Outlook for Q2 and beyond is brighter as DGD is positioned as the lowest cost and highest quality producer *Unaudited US $ (in thousands) Q1 2025* Q1 2024* Total net sales $ 135,071 $ 139,169 Cost of sales and operating expenses 108,447 112,752 Gross margin 26,624 26,417 Gain on sale of assets (108) (412) Selling, general and administrative expenses 8,541 8,745 Depreciation and amortization 8,589 8,667 Equity in net income/(loss) of Diamond Green Diesel (30,523) 78,419 Segment operating income/(loss) $ (20,921) $ 87,836 Segment income/(loss) $ (20,921) $ 87,836 Segment Adjusted EBITDA (Non-GAAP) $ 18,191 $ 18,084 DGD Adjusted EBITDA (Darling's Share) (Non-GAAP) 6,035 $ 115,061 Combined Adjusted EBITDA (Non-GAAP) $ 24,226 $ 133,145 Raw material processed (mts) 374,000 357,000

Fuel Segment 11*Unaudited ** When presented by Segment, no adjustments are necessary to reconcile Segment Income to Net Income/(Loss) for the Fuel Segment. Reconciliation of Net Income/(Loss) to (Non-GAAP) Segment Adjusted EBITDA Reconciliation of DGD Net Income to (Non-GAAP) DGD Adjusted EBITDA US $ (in thousands) Q1 2025* Q1 2024* Net income/(loss) (59,308)$ $ 156,838 Income tax expense/(benefit) 39 (29) Interest and debt expense, net 9,306 11,242 Other income (3,702) (3,220) Operating income/(loss) (53,665) 164,831 Depreciation, amortization and accretion expense 67,472 65,290 DGD Adjusted EBITDA (Non-GAAP) 13,807 230,121 Less: Discount and Broker Fees (1,738) — DGD Adjusted EBITDA (Non-GAAP) after Discount and Broker Fees 12,069 230,121 Darling's Share 50% 50% 50 % DGD Adjusted EBITDA (Darling's Share) (Non-GAAP) 6,035$ $ 115,061 Segment Adjusted EBITDA (Non-GAAP) $ 18,191 $ 18,084 DGD Adjusted EBITDA (Darling's Share) (Non-GAAP) 6,035 115,061 Combined Adjusted EBITDA (Non-GAAP) $ 24,226 $ 133,145 US $ (in thousands) Q1 2025* Q1 2004* Segment income** $ (20,921) $ 87,836 Depreciation and amortization 8,589 8,667 Equity in net (income)/loss of Diamond Green Diesel 30,523 (78,419) Segment Adjusted EBITDA (Non-GAAP) 18,291$ $ 18,084

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Quarterly Avg. Prices D4 RINs (1.7 Multiple) & Yellow Grease - IL D4 RINs (x 1.7) (Right Axis) Yellow Grease - Illinois (Left Axis) $/lb Fuel Segment 12 Diamond Green Diesel (unaudited) US $ and gallons (in millions) Q1 2025 Q1 2024 Pro forma Adjusted EBITDA (Darling’s share) $6.0 $115.1 Total gallons produced 216.1 335.4 Total gallons sold/shipped 219.1 331.5 EBITDA per gallon sold/shipped* $0.06 $0.69 *after broker and discount fees

Appendix 13

$0 $50 $100 $150 $200 $250 3/ 1/ 20 21 6/ 1/ 20 21 9/ 1/ 20 21 12 /1 /2 02 1 3/ 1/ 20 22 6/ 1/ 20 22 9/ 1/ 20 22 12 /1 /2 02 2 3/ 1/ 20 23 6/ 1/ 20 23 9/ 1/ 20 23 12 /1 /2 02 3 3/ 1/ 20 24 6/ 1/ 20 24 9/ 1/ 20 24 12 /1 /2 02 4 3/ 1/ 20 25 Monthly Average LCFS Carbon Credit Price (USD/MT) 0 50 100 150 200 250 2021 2022 2023 2024 2025 Biofuel RIN Values (cents/RIN) Source: Argus D4 - Biomass-based diesel D6 - Ethanol California LCFS and RIN Value History 14

Feed Segment – Historical (unaudited) 15 *Unaudited US$ (in millions) Q1-2024 Q2-2024 Q3-2024 Q4-2024 Total 2024 Q1-2025 Total Net Sales $ 889.8 $ 934.1 $ 927.5 $ 924.2 $ 3,675.6 $ 896.3 Gross Margin 184.1 196.3 199.8 209.3 789.5 182.3 Gross Margin % 20.7% 21.0% 21.5% 22.6% 21.5% 20.3% Loss (Gain) on sale of assets 0.1 0.2 0.2 (1.2) (0.7) 0.1 SG&A 77.1 74 67.4 60.5 279.1 71.6 SG&A Margin % 8.7% 7.9% 7.3% 6.5% 7.6% 8.0% Operating Income 44.5 68.7 30.5 60.2 204.0 21.0 Segment Adjusted EBITDA $ 106.8 $ 122.1 $ 132.2 $ 150.0 $ 511.1 $ 110.6 Raw Material Processed (mmts) 3.1 3.1 3.1 3.1 12.5 3.1

Feed Segment Sales (unaudited) 16 US $ (in millions) Fats Proteins Other Total Rendering Used Cooking Oils Bakery Other Total Net sales three months ended March 30, 2024 311.2$ 367.6$ 76.7$ 755.5$ 75.8$ 44.9$ 13.6$ 889.8$ Increase/(decrease) in sales volumes (7.6) 2.4 - (5.2) (0.4) (2.2) - (7.8) Increase/(decrease) in finished goods prices 42.8 (13.6) - 29.2 4.0 8.0 - 41.2 Decrease in currency exchange rates (4.9) (5.2) (0.7) (10.8) (0.5) - - (11.3) Other change - - (13.8) (13.8) - - (1.8) (15.6) Total change 30.3 (16.4) (14.5) (0.6) 3.1 5.8 (1.8) 6.5 Net sales three months ended March 29, 2025 341.5$ 351.2$ 62.2$ 754.9$ 78.9$ 50.7$ 11.8$ 896.3$

Food Segment – Historical (unaudited) 17 *Unaudited US$ (in millions) Q1-2024 Q2-2024 Q3-2024 Q4-2024 Total 2024 Q1-2025 Total Net Sales $ 391.3 $ 378.8 $ 357.3 $ 361.7 $ 1,489.1 $ 349.2 Gross Margin 93.1 102.1 85.4 93.1 373.8 102.5 Gross Margin % 23.8% 26.9% 23.9% 25.7% 25.1% 29.3% Loss (gain) on sale of assets (0.3) 0.0 0.0 (1.6) (1.8) 0.1 SG&A 31.7 28.8 28.4 30.7 119.6 29.6 SG&A Margin % 8.1% 7.6% 7.9% 8.5% 8.0% 8.5% Operating Income 32.8 45.8 30.3 35.7 144.7 41.4 Segment Adjusted EBITDA 61.7 73.2 57.0 64.0 255.9 70.9 Raw Material Processed (mmts) 0.30 0.30 0.31 0.32 1.23 0.33

Fuel Segment – Historical (unaudited) 18 (1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture. *Unaudited US$ (in millions) Q1-2024 Q2-2024 Q3-2024 Q4-2024 Total 2024 Q1-2025 Total Net Sales $ 139.2 $ 142.3 $ 137.1 $ 131.9 $ 550.5 $ 135.1 Gross Margin 26.4 28.5 28.3 31.3 114.6 26.6 Gross Margin % 19.0% 20.0% 20.7% 23.8% 20.8% 19.7% Loss (gain) on sale of assets (0.4) 0.0 0.0 (1.3) (1.7) (0.1) SG&A 8.7 8.4 7.8 7.5 32.4 8.5 Depreciation and amortization 8.7 8.7 9.3 9.2 35.9 8.6 Equity in net income/(loss) of DGD 78.4 44.2 2.4 24 149.1 (30.5) Operating Income/(Loss) 87.8 55.6 13.7 40 197.2 (20.9) Segment adjusted EBITDA 18.1 20.1 20.6 25.2 84.0 18.2 DGD adjusted EBITDA (Darling's Share) 115.1 76.6 39.1 59.2 289.9 6.0 Combined adjusted EBITDA (1) $ 133.1 $ 96.8 $ 59.7 $ 84.3 $ 373.9 $ 24.2 Raw Material Processed (mmts) (2) 0.36 0.36 0.39 0.39 1.5 0.37

Historical Pricing

2025 Finished Product Pricing Feed Segment Ingredients	2025 Average Jacobsen Prices (USD) January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Yellow Grease - Illinois / cwt	$33.50	$34.39	$34.50	$34.13													
Used Cooking Oil (UCO) - Illinois / cwt	$40.36	$42.50	$42.50	$41.79													
Bleachable Fancy Tallow - Chicago Renderer / cwt	$47.95	$54.11	$51.90	$51.32													
Meat and Bone Meal - Ruminant - IL/ ton	$280.71	$272.11	$270.00	$274.27													
Poultry By-Product Meal - Feed Grade - Mid South/ton	$327.50	$327.50	$327.50	$327.50													
Poultry By-Product Meal - Pet Food - Mid South/ton	$552.26	$546.71	$577.38	$558.78													

2025 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock	2025 Average Jacobsen Prices (USD) January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$42.93	$44.67	$41.51	$43.04													
Soybean Oil (RBD) - Central Illinois / cwt	$46.11	$47.90	$44.81	$46.27													
Distiller's Corn Oil - IL/WI cwt	$44.08	$49.88	$47.95	$47.30													

2025 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats	2025 Average Wall Street Journal Prices (USD) January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Corn - Track Central IL #2 Yellow / bushel	$4.74	$4.86	$4.54	$4.71													

2025 European Benchmark Pricing Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment	2025 Average Thomson Reuters Prices (USD) January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Palm oil - CIF Rotterdam / metric ton	$1,331	$1,522	$1,585	$1,479													
Soy meal - CIF Rotterdam / metric ton	$369	$373	$376	$373													

Comparison	*QTR. over QTR. (Sequential)* Q4-2024 Avg.	Q1-2025 Avg.	% Change	*Year over Year (Q1)* Q1-2024 Avg.	Q1-2025 Avg.	% Change
Average Jacobsen Prices (USD)						
Yellow Grease - Illinois / cwt	$34.89	$34.13	-2.2%	$31.71	$34.13	7.6%
Used Cooking Oil (UCO) - Illinois / cwt	$37.39	$41.79	11.8%	$32.90	$41.79	27.0%
Bleachable Fancy Tallow - Chicago Renderer / cwt	$44.32	$51.32	15.8%	$43.25	$51.32	18.7%
Meat and Bone Meal - Ruminant - Illinois / ton	$332.02	$274.27	-17.4%	$292.91	$274.27	-6.4%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$336.80	$327.50	-2.8%	$407.17	$327.50	-19.6%
Poultry By-Product Meal - Pet Food - Mid South / ton	$589.13	$558.78	-5.2%	$737.17	$558.78	-24.2%
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$43.32	$43.04	-0.6%	$45.83	$43.04	-6.1%
Soybean Oil (RBD) - Central Illinois / cwt	$46.69	$46.27	-0.9%	$54.26	$46.27	-14.7%
Distiller's Corn Oil - IL/WI per cwt	$43.78	$47.30	8.0%	$44.02	$47.30	7.5%
Average Wall Street Journal Prices (USD)						
Corn - Track Central IL #2 Yellow / bushel	$4.25	$4.71	10.8%	$4.42	$4.71	6.6%
Average Thomson Reuters Prices (USD)						
Palm oil - CIF Rotterdam / metric ton	$1,081	$1,479	36.8%	$999	$1,479	48.0%
Soy meal - CIF Rotterdam / metric ton	$429	$373	-13.1%	$464	$373	-19.6%

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DARLING INGREDIENTS

Reconciliation of Net Income (Non-GAAP) Adjusted EBITDA to (Non-GAAP) Pro-Forma Adjusted EBITDA to Foreign Currency and to (Non-GAAP) Combined Adjusted EBITDA For the Three Months Ended March 29, 2025 and March 30, 2024 (in thousands, unaudited) 20 See reconciliation of DGD Net Income (Loss) to (Non-GAAP) DGD Adjusted EBITDA within the Fuel Segment schedules. (1) The average rates for the three months ended March 29, 2025 were €1.00:$1.05, R$1.00:$0.17 and C$1.00:$0.70 as compared to the average rate for the three months ended March 30, 2024 of €1.00:$1.09, R$1.00:$0.20 and C$1.00:$0.74, respectively. Adjusted EBITDA March 29, March 30, (U.S. dollars in thousands) 2025 2024 Net income/(loss) attributable to Darling $ (26,160) $ 81,157 Depreciation and amortization 123,835 127,509 Interest expense 57,967 62,876 Income tax expense/(benefit) (1,154) 3,907 Acquisition and integration costs 1,534 4,054 Change in fair value of contingent consideration 5,441 (25,249) Foreign currency loss/ (gain) 1,362 (236) Other income, net (3,333) (8,656) Equity in net (income)/loss of Diamond Green Diesel 30,523 (78,419) Equity in net income of other unconsolidated subsidiaries (2,628) (2,310) Net income attributable to noncontrolling interests 2,346 431 Adjusted EBITDA (Non-GAAP) $ 189,733 $ 165,064 Foreign currency exchange impact 4,815 — Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP) $ 194,548 $ 165,064 DGD Joint Venture Adjusted EBITDA (Darling's share) (Non-GAAP) $ 6,035 $ 115,061 Combined Adjusted EBITDA (Non-GAAP) $ 195,768 $ 280,125 Three Months Ended

Presentation title on one to three lines Segment Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income/(loss), as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income (loss), but rather as a measure of the segment’s operating performance. Segment Adjusted EBITDA consists of net income/(loss) plus depreciation and amortization, restructuring and asset impairment charges, acquisition and integration costs, change in fair value of contingent consideration, foreign currency loss/(gain), net income/(loss) attributable to noncontrolling interests, interest expense, income tax provision, other income/(expense), equity in net (income)/loss of unconsolidated subsidiaries and equity in net (income)/loss of Diamond Green Diesel. Management believes that Segment Adjusted EBITDA is useful in evaluating the segment’s operating performance because the calculation of Segment Adjusted EBITDA generally eliminates non-cash and certain other items for reasons unrelated to overall operating performance and also believes this information is useful to investors. Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Since EBITDA (generally, net income plus interest expense, taxes, depreciation and amortization) is not calculated identically by all companies, the presentation in this report may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated above and represents for any relevant period, net income/(loss) plus depreciation and amortization, restructuring and asset impairment charges, acquisition and integration costs, change in fair value of contingent consideration, foreign currency loss/(gain), net income/(loss) attributable to non-controlling interests, interest expense, income tax provision, other income/(expense) and equity in net (income)/loss of unconsolidated subsidiaries. Management believes that Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes, non-cash and certain other items that may vary for different companies for reasons unrelated to overall operating performance and also believes this information is useful to investors. The Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 3.625% Notes that were outstanding at March 29, 2025. However, the amounts shown above for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other nonrecurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization. Pro forma Adjusted EBITDA to Foreign Currency is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Management believes Pro forma Adjusted EBITDA to Foreign Currency is useful in evaluating the Company’s operating performance on a constant currency basis and also believes this information is useful to investors. Non-U.S. GAAP Measures

Presentation title on one to three lines Non-U.S. GAAP Measures (cont.) Combined Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Combined Adjusted EBITDA consists of Adjusted EBITDA plus DGD Adjusted EBITDA (Darling’s Share). When Combined Adjusted EBITDA is presented by segment, Combined Adjusted EBITDA consists of Segment Adjusted EBITDA plus DGD Adjusted EBITDA (Darling’s Share). Management believes that Combined Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Combined Adjusted EBITDA generally eliminates the effects of financing, income taxes, non-cash and certain other items that may vary for different companies for reasons unrelated to overall operating performance and also believes this information is useful to investors. DGD Adjusted EBITDA is not reflected in the Adjusted EBITDA or the Pro forma Adjusted EBITDA to Foreign Currency. DGD Adjusted EBITDA is not a recognized accounting measure under GAAP; it should not be considered as an alternative to net income/(loss) or equity in net income/(loss) of Diamond Green Diesel, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity and is not intended to be a presentation in accordance with GAAP. The Company calculates DGD Adjusted EBITDA by taking DGD’s net income/(loss) plus income tax expense/(benefit), interest and debt expense, net, and DGD’s depreciation, amortization and accretion expense less other income. Management believes that DGD Adjusted EBITDA is useful in evaluating the Company’s operating performance because the calculation of DGD Adjusted EBITDA generally eliminates non-cash and certain other items at DGD unrelated to overall operating performance and also believes this information is useful to investors. The Company calculates Darling’s Share of DGD Adjusted EBITDA by taking DGD Adjusted EBITDA and then multiplying by 50% to get Darling’s Share of DGD’s Adjusted EBITDA. EBITDA per gallon is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income or equity in income of Diamond Green Diesel, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity and is not intended to be a presentation in accordance with GAAP. EBITDA per gallon is presented here not as an alternative to net income or equity in income of Diamond Green Diesel, but rather as a measure of Diamond Green Diesel's operating performance. Since EBITDA per gallon (generally, net income plus interest expense, taxes, depreciation and amortization divided by total gallons sold) is not calculated identically by all companies, this presentation may not be comparable to EBITDA per gallon presentations disclosed by other companies. Management believes that EBITDA per gallon is useful in evaluating Diamond Green Diesel's operating performance compared to that of other companies in its industry because the calculation of EBITDA per gallon generally eliminates the effects of financing, income taxes and certain non-cash and other items presented on a per gallon basis that may vary for different companies for reasons unrelated to overall operating performance.

Financial Results Q1 2025 April 24, 2025